UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Series Trust XII
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2018 through February 28, 2019


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.

                              Pioneer Disciplined
                              Growth Fund

--------------------------------------------------------------------------------
                              Semiannual Report | February 28, 2019
--------------------------------------------------------------------------------

                              Ticker Symbols:

                              Class A   PINDX
                              Class C   INDCX
                              Class Y   INYDX

Beginning in February 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund's website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

                              [LOGO]   Amundi Pioneer
                                       ==============
                                     ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            12

Prices and Distributions                                                     13

Performance Update                                                           14

Comparing Ongoing Fund Expenses                                              17

Schedule of Investments                                                      19

Financial Statements                                                         24

Notes to Financial Statements                                                31

Approval of Investment Management Agreement                                  39

Trustees, Officers and Service Providers                                     44

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 1

President's Letter

Since 1928, active portfolio management based on in-depth, fundamental research, has been the foundation of Amundi Pioneer's investment approach. We believe an active management investment strategy is a prudent approach to investing, especially during periods of market volatility, which can result from any number of risk factors, including slow U.S. economic growth, rising interest rates, and geopolitical factors. Of course, in today's global economy, risk factors extend well beyond U.S. borders, and political and economic issues on the international front can also cause or contribute to volatility in U.S. markets.

At Amundi Pioneer, each security under consideration is researched by our team of experienced investment professionals, who visit companies and meet with their management teams. At the end of this research process, if we have conviction in a company's business model and management team, and regard the security as a potentially solid investment opportunity, an Amundi Pioneer portfolio manager makes an active decision to invest in that security. The portfolio resulting from these decisions represents an expression of his or her convictions, and strives to balance overall risk and return opportunity. As an example, the Standard & Poor's 500 Index -- the predominant benchmark for many U.S. Large-Cap Core Equity funds -- has 500 stocks. An Amundi Pioneer portfolio manager chooses to invest in only those companies that he or she believes can offer the most attractive opportunities to pursue the fund's investment objective, thus potentially benefiting the fund's shareowners. This process results in a portfolio that does not own all 500 stocks, but a much narrower universe. The same active decision to invest in a company is also applied when we decide to sell a security, either due to changing fundamentals, valuation concerns, or market risks. We apply this active decision-making across all of our equity, fixed-income, and global portfolios.

Today, as investors, we have many options. It is our view that active management can serve shareholders well not only when markets are thriving, but also during periods of market volatility and uncertainty, thus making it a compelling investment choice. As you consider the many choices today, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

2 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
February 28, 2019

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 3

Portfolio Management Discussion | 2/28/19

In the following interview, Craig Sterling and Asesh (Ace) Savla discuss the factors that affected the performance of Pioneer Disciplined Growth Fund during the six-month period ended February 28, 2019. Mr. Sterling, Managing Director, Director of Core Equity, Head of Equity Research, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for day-to-day management of the Fund's investment portfolio, along with Mr. Savla, a vice president, Team Leader of U.S. Equity Quantitative Research, and a portfolio manager at Amundi Pioneer.

Q How did the Fund perform during the six-month period ended February 28, 2019?

A Pioneer Disciplined Growth Fund's Class A shares returned -1.37% at net asset value during the six-month period ended February 28, 2019, while the Fund's benchmark, the Russell 1000 Growth Index, returned -4.52%. During the same period, the average return of the 1,424 mutual funds in Morningstar's Large Growth Funds category was -3.90%.

Q How would you describe the investment environment in the equity market during the six-month period ended February 28, 2019?

A The six-month period proved to be a volatile one for U.S. equities. The first couple of months, August and September 2018, seemed to portend a continuation of the favorable market conditions we had witnessed for most of 2017 and the first half of 2018, as the Standard & Poor's 500 Index (the S&P 500) produced a year-to-date return of more than 10% through September 30, 2018, on the back of strong corporate earnings growth and favorable economic data.

      Conditions began to decline rapidly in October, however, as concerns over a fairly aggressive approach to the tightening of monetary policy by the U.S. Federal Reserve (the Fed), slowing economic growth in Europe and China, trade disputes between the U.S. and its key trading partners, especially China, lower oil prices, and numerous geopolitical issues rattled the markets. In light of those potential roadblocks, equities had a very rough fourth quarter of 2018, as the S&P 500 was down by more than 13% for the quarter, including a December return of -9.03%, the S&P 500's worst December performance since the Great Depression.

      Along with the abrupt change of direction in the equity markets in the fourth quarter came a change in market leadership. Many of the cyclical and high-growth, high-valuation stocks that helped push the markets

4 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 higher for 2017 and much of 2018 were what drove the markets lower in the fourth quarter of 2018, with cyclicals starting to turn downward in May and essentially crashing in December, while high-valuation stocks suffered meaningfully in the last quarter. Market leadership, in turn, shifted to defensive stocks in sectors such as consumer staples and health care. The Fund generated negative performance in the "risk-off" environment, due to the cyclical bias we maintained in the portfolio, as we did not at the time, nor do we still, see a recession on the horizon, which was the market's primary concern towards the latter part of 2018.

      The final two months of the period, January and February 2019, saw the markets rally on several positive developments, including: the Fed's announcement -- after raising interest rates four times in 2018 -- that it was likely to take a more measured approach with regard to future rate increases; rising oil prices, which jumped from around $50 per barrel at the end of December to nearly $70 per barrel by the end of February; and news that China and the U.S. were engaged in talks aimed at potentially resolving their trade differences.

      For the full six-month period ended February 28, 2019, most major U.S. equity indices finished in negative territory. The S&P 500 returned -3.04% for the six-month period, while the Fund's benchmark, the Russell Index, returned -4.52%.

Q Which of your investment decisions benefited the Fund's benchmark-relative performance during the six-month period ended February 28, 2019?

A While the Fund's overall performance was negative for the six-month period, it did beat the return of the Russell Index, with a good portion of the gain occurring during an 85-day period between October 1 and December 24, when the Russell Index declined by more than 20%, but the Fund outperformed by 2.4%. We believe our maniacal focus on valuation served the Fund well during the market downturn, and we feel the relative outperformance during that particular timeframe during the six-month period helps to illustrate the potential effectiveness of our valuation discipline.

      At the sector level, information technology and health care were the main positive contributors to the Fund's benchmark-relative returns from an asset-allocation perspective. Within information technology, the Fund was significantly underweight to the so-called "FANG" stocks (Facebook, Apple, Netflix, Google), based on valuation concerns. The FANG's, and

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 5 the technology sector as a whole, struggled during the six-month period, and so the portfolio's underweight aided relative performance. We took the opportunity to reduce the Fund's underweight to the FANG stocks towards the end of the period after their valuations became more attractive. Within health care, the main positive contributor to the Fund's benchmark-relative performance was an underweight to pharmaceuticals companies, which have struggled due to concerns about political rhetoric in Washington pertaining to future regulations on drug pricing. Instead, we emphasized holding shares of medical equipment & services companies, where we have found better valuations along with less headline price risk.

      With regard to individual securities, the top two positive contributors to the Fund's benchmark-relative returns were stocks we either avoided altogether, or decided to underweight during the period. A significant portfolio underweight versus the benchmark in Apple was the biggest positive contributor to the Fund's relative performance during the six-month period. We had sold the Fund's position in Apple earlier in the year due to valuation concerns, but it was one of the FANG stocks we decided to add back into the portfolio late in the six-month period after the valuation improved. Apple's stock price declined by $26 over the full period, and so the Fund's underweight for most of the six months contributed to benchmark-relative results. Not holding a position in NVIDIA (semiconductors), whose share price dropped by $92 during the period, was another big positive for the Fund's benchmark-relative returns. We avoided the shares due to valuation concerns. The major market sell-off in October that hit highly valued technology stocks particularly hard was one reason for NVIDIA's tumble during the period, though concerns about rising interest rates, a slowing global economy --particularly slowing demand for semiconductors -- and the United States' escalating trade disputes with China were likely the main reasons for the market jitters. In addition, NVIDIA's fourth-quarter revenue guidance came in significantly lower than Wall Street was expecting, as the company revealed that an excessive amount of inventory in the sales channels of its Graphic Processor Units (GPUs) would cause near-term revenues to decline.

      Other stocks that contributed positively to the Fund's benchmark-relative performance during the six-month period included Marsh & McLennan and Red Hat. Marsh & McLennan is an insurance-brokerage firm with a

6 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 high-quality business model and is representative of the types of stocks we seek to own in the portfolio. Shares of software firm Red Hat spiked after IBM announced a takeover offer, and we eliminated the Fund's position after the announcement.

Q Which of your investment decisions detracted from the Fund's benchmark-relative performance during the six-month period ended February 28, 2019?

A As we mentioned earlier, the Fund's overweight to cyclical stocks -- or stocks geared towards how well (or poorly) the economy and markets are performing -- detracted from benchmark-relative returns during the period, but we believe those positions may ultimately contribute positively to performance as our thesis for economic growth plays out. That said, the portfolio has been underweight to the highest-growth, highest-valuation stocks since the second quarter of 2018, and that positioning benefited benchmark-relative performance enough to offset the negative effects of the Fund's cyclical exposure.

      With regard to sector allocation, the Fund's underweight to real estate detracted the most from benchmark-relative performance. Stocks in sectors such as real estate tend to be regarded as "bond proxies" by the market, and so during the fourth-quarter "risk-off" environment, many investors fled to the sector (and to utilities as well). We did not feel the valuations in the sector were warranted, and we believe interest rates will eventually move up again, which makes the bond proxies even more expensive from a valuation standpoint.

      The biggest individual detractor from the Fund's benchmark-relative returns was not owning the stock of airline-manufacturer Boeing, as the company's share price rose significantly during the six-month period ended February 28, 2019. Holding zero exposure to Boeing's stock has hurt the Fund's relative performance over the past couple of years, but we couldn't justify purchasing the shares based on the high valuation. The stock has recently come under serious pressure given the high-profile accidents involving the company's new 737 MAX 8 passenger jet and the Federal Aviation Administration's order that all 737 MAX jets be grounded for a full safety review. We have been concerned about the potential safety risks associated with the 737 MAX since the first incident involving the crash of a Lion Air flight in 2018, and that view served to

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 7 solidify our decision to avoid owning the stock. Laboratory Corporation of America struggled during the period after indicating that its financial results would likely come in below expectations due to lower-than-anticipated volume growth in LabCorp Diagnostics, among other issues. The softness in demand was primarily due to slower growth in referred direct-to-consumer genetic testing, lower referral volumes from hospitals and health systems, volume declines from certain managed care plans that will no longer be exclusive to LabCorp in 2019, and adverse weather. We re-evaluated our investment case for the company after the stock price slumped, and we felt that the market's valuation had become overly pessimistic. The stock eventually rallied after the late-2018 decline, and we then reduced the Fund's position after the valuation rebounded. Finally, a position in overnight-shipping giant FedEx detracted from the Fund's relative performance during the six-month period, as the company experienced some execution issues involving its purchase of European-based TNT Express. We're satisfied that FedEx is sorting out the issues with the integration of TNT, however, and we believe the company has a solid business model. FedEx also continues to invest in U.S. eCommerce, which we view as a positive going forward.

Q Did you invest in any derivative securities during the six-month period ended February 28, 2019? If so, did the derivatives have a material effect on the Fund's performance?

A     No, the Fund held no derivatives during the period.

Q What is your current outlook for the equity markets, and how is the Fund positioned heading into the second half of its fiscal year?

A The market has had a very strong start to 2019, with the S&P 500 up by 13.7% and the Fund's benchmark, the Russell Index, up by 16% as of the end of the first quarter. Since 1926, the S&P 500 has delivered double-digit returns in the first quarter 14 times, and in only four of those years -- 1930, 1986, 1987, and 2012 -- did the market fail to post a return of 20% or better for the full 12 months. While each market environment is unique, we do not currently observe conditions that have typically led to a bear market in the past, such as asset bubbles, heavy inflows into equity market funds, a big pickup in merger & acquisition activity, excessive initial public offering activity, rising real interest rates, and a shift towards a more narrow, defensive market leadership. In fact, the defensive rotation we saw during the latter half of 2018 serves to demonstrate that the market does not ignore fundamental risks.

8 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

      Valuation and future earnings revisions drive market returns, and we have observed that earnings revisions started to improve again in March, after period-end. This could mean that the earnings recession that worried the market towards the end of 2018 may be over, as a global, synchronized upturn in the second half of 2019 seems promising. We believe a more accommodative Fed, a trade deal, and China's stimulus efforts could all have a meaningful, positive impact on future earnings, as those issues were the biggest drivers of negative earnings revisions in the latter part of 2018. Moreover, a still-healthy US consumer, stronger top-line growth, and still-manageable wage inflation suggests that the trajectory of corporate profit margins is likely to reverse.

      While earnings revisions can be important in the short- to medium-term, ultimately, we believe valuation is the single most important determinant of investment returns. We have been struggling to find relative value in sectors such as consumer staples and parts of health care. In addition, consumer staples companies increasingly face challenges from e-commerce as well as from consumer preferences for fewer processed foods & beverages, issues that make their business models less stable than they have ever been. However, those challenges are not priced into current valuations. Meanwhile, health care is front and center when it comes to political debate, and there are few issues that lawmakers in Washington can agree upon as much as they agree on the need to restrain drug prices. Current valuations do not fully embed such risks to future profits in the health care sector.

      In managing the Fund, we seek to identify stocks of companies with quality business models and reasonable valuations, as we believe that approach can serve the Fund's investors well over time. It is our belief that we can find similarly stable business models in other areas of the market.

      Specifically, Fund's largest overweight relative to the benchmark as of period-end is in the financials sector, though most of the holdings are of financial services stocks that carry little or no interest-rate sensitivity or credit risks, such as auto & home insurer Progressive, insurance broker Marsh & McLennan, and financial exchange & data provider IntercontinentalExchange. We view the business models of those companies to be of the same quality as traditional consumer staples companies, but without the structural risks and the excessive valuations currently plaguing that sector.

                 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 9

      Other holdings that fit our stable business model plus attractive valuation construct include defense firm Raytheon, which, because of the prevailing, and persistent, geopolitical environment, has proven to be very stable as a leader in missile systems and cybersecurity. Zoetis, an animal health medicine and vaccine company, is another example of a stock that fits our criteria.

      Another meaningful portfolio overweight as of period-end is in the information technology sector, an area where the Fund was underweight for much of 2018, due to valuation concerns. Valuations for many high-growth and structural business-model winners in the sector became attractive after the fourth quarter sell-off, and so we increased the portfolio's stake. Within technology, we bought back shares of Apple and initiated new positions in Adobe, Salesforce.com, Accenture, Intuit, and Arista Networks. We also bought back Amazon, which, while technically a consumer discretionary stock, has much of its business levered to technology capital expenditures through its AWS division. Collectively, the Fund has a big weighting geared towards the shift of technology infrastructure to the cloud, and software to software-as-a-service platforms, as we believe the growth opportunities in those areas are not fully accounted for when looking at the share prices of those companies.

      Our disciplined and structured investment process is focused on identifying high-conviction holdings and on diligent portfolio surveillance, based on: 1) extensive analyst industry experience; 2) comprehensive, creative, and independent research; and 3) a common corporate performance-and-valuation framework grounded in business model economics, which is demonstrated through our proprietary economic value added (EVA) model. The result is a portfolio containing what we believe are stocks of higher-quality companies than those comprising the Russell Index benchmark, but with below-average valuation metrics based on earnings and profitability. We believe that combination positions the Fund to potentially provide favorable returns for its shareholders.

10 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Please refer to the Schedule of Investments on pages 19-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

The Fund may invest in fewer than 40 securities, and as a result, the Fund's performance may be more volatile than the performance of funds holding more securities.

Investments in small and mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 11

Portfolio Summary | 2/28/19

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Common Stocks                                                              97.7%
U.S. Government and Agency Obligations                                      2.3%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investments)*

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     35.5%
Consumer Discretionary                                                     13.1%
Financials                                                                 12.8%
Health Care                                                                12.0%
Industrials                                                                12.0%
Communication Services                                                      6.8%
Consumer Staples                                                            2.8%
Government                                                                  2.3%
Materials                                                                   1.7%
Real Estate                                                                 1.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investments)*

 1. Microsoft Corp.                                                        7.73%
--------------------------------------------------------------------------------
 2. Apple, Inc.                                                            6.88
--------------------------------------------------------------------------------
 3. Amazon.com, Inc.                                                       4.92
--------------------------------------------------------------------------------
 4. Alphabet, Inc.                                                         3.75
--------------------------------------------------------------------------------
 5. Home Depot, Inc.                                                       3.64
--------------------------------------------------------------------------------
 6. Marsh & McLennan Cos., Inc.                                            3.64
--------------------------------------------------------------------------------
 7. salesforce.com, Inc.                                                   3.50
--------------------------------------------------------------------------------
 8. Adobe, Inc.                                                            3.48
--------------------------------------------------------------------------------
 9. Progressive Corp.                                                      3.46
--------------------------------------------------------------------------------
10. Raytheon Co.                                                           3.25
--------------------------------------------------------------------------------

* Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Prices and Distributions | 2/28/19

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Class                 2/28/19                8/31/18
--------------------------------------------------------------------------------
            A                     $15.62                 $19.74
--------------------------------------------------------------------------------
            C                     $13.36                 $17.51
--------------------------------------------------------------------------------
            Y                     $16.04                 $20.19
--------------------------------------------------------------------------------

Distributions per Share: 9/1/18-2/28/19
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Net
                         Investment         Short-Term         Long-Term
           Class           Income         Capital Gains      Capital Gains
--------------------------------------------------------------------------------
            A             $0.0016            $ --             $3.6928
--------------------------------------------------------------------------------
            C             $    --            $ --             $3.6928
--------------------------------------------------------------------------------
            Y             $0.0277            $ --             $3.6928
--------------------------------------------------------------------------------

The Russell 1000 Growth Index is an unmanaged measure of the performance of large-cap U.S. growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 14-16.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 13

Performance Update | 2/28/19                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Disciplined Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2019)
----------------------------------------------------------
                  Net          Public        Russell
                  Asset        Offering      1000
                  Value        Price         Growth
Period            (NAV)        (POP)         Index
----------------------------------------------------------
10 years          16.43%       15.75%        18.19%
5 years           10.06         8.76         12.63
1 year             3.13        -2.80          6.62
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.05%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
2/09            $ 9,425                         $10,000
2/10            $14,196                         $15,419
2/11            $17,958                         $19,265
2/12            $19,102                         $20,733
2/13            $20,772                         $22,723
2/14            $26,727                         $29,345
2/15            $30,852                         $34,111
2/16            $29,007                         $32,387
2/17            $33,794                         $39,561
2/18            $41,847                         $49,892
2/19            $43,155                         $53,196

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class A shares of the Fund is the performance of Class A shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Performance Update | 2/28/19                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2019)
----------------------------------------------------------
                                             Russell
                                             1000
                   If          If            Growth
Period             Held        Redeemed      Index
----------------------------------------------------------
10 years           15.44%      15.44%        18.19%
5 years             9.14        9.14         12.63
1 year              2.27        2.27          6.62
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                1.87%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
2/09            $10,000                         $10,000
2/10            $14,930                         $15,419
2/11            $18,715                         $19,265
2/12            $19,731                         $20,733
2/13            $21,263                         $22,723
2/14            $27,131                         $29,345
2/15            $31,057                         $34,111
2/16            $28,952                         $32,387
2/17            $33,435                         $39,561
2/18            $41,084                         $49,892
2/19            $42,018                         $53,196

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. "If Redeemed" returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class C shares of the Fund is the performance of Class C shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Please refer to the financial highlights for a more current expense ratio.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 15

Performance Update | 2/28/19                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Disciplined Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of February 28, 2019)
----------------------------------------------------------
                                         Russell
                                         1000
                       Net Asset         Growth
Period                 Value (NAV)       Index
----------------------------------------------------------
10 years               16.77%            18.19%
5 years                10.34             12.63
1 year                  3.22              6.62
----------------------------------------------------------

Expense Ratio
(Per prospectus dated December 31, 2018)
----------------------------------------------------------
                Gross
----------------------------------------------------------
                0.87%
----------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                Pioneer Disciplined             Russell 1000
                Growth Fund                     Growth Index
2/09            $ 5,000,000                     $ 5,000,000
2/10            $ 7,557,211                     $ 7,709,495
2/11            $ 9,603,059                     $ 9,632,482
2/12            $10,238,197                     $10,366,493
2/13            $11,177,606                     $11,361,368
2/14            $14,417,055                     $14,672,469
2/15            $16,704,459                     $17,055,265
2/16            $15,755,126                     $16,193,568
2/17            $18,391,335                     $19,780,564
2/18            $22,841,343                     $24,946,109
2/19            $23,575,767                     $26,597,917

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The Fund acquired the assets and liabilities of Pioneer Disciplined Growth Fund ("the predecessor fund") on June 7, 2013. As a result of the reorganization, the predecessor fund's performance and financial history became the performance and financial history of the Fund. The performance of Class Y shares of the Fund is the performance of Class Y shares of the predecessor fund for periods prior to the reorganization, and has not been restated to reflect any differences in expenses.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

16 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on actual returns from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                            A             C              Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00      $1,000.00     $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account                       $986.30        $982.40       $986.70
Value (after expenses)
on 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                          $5.12          $9.19         $4.48
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.87% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Disciplined Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2018, through February 28, 2019.

--------------------------------------------------------------------------------
Share Class                            A             C              Y
--------------------------------------------------------------------------------
Beginning Account                  $1,000.00      $1,000.00     $1,000.00
Value on 9/1/18
--------------------------------------------------------------------------------
Ending Account                     $1,019.64      $1,015.52     $1,020.28
Value (after expenses)
on 2/28/19
--------------------------------------------------------------------------------
Expenses Paid                          $5.21          $9.35         $4.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.04%, 1.87% and 0.91% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Schedule of Investments | 2/28/19 (unaudited)

--------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
--------------------------------------------------------------------------------------------------------------------
                    UNAFFILIATED ISSUERS -- 99.3%
                    COMMON STOCKS -- 97.1% of Net Assets
                    Aerospace & Defense -- 3.2%
   215,773          Raytheon Co.                                                                      $   40,241,665
                                                                                                      --------------
                    Total Aerospace & Defense                                                         $   40,241,665
--------------------------------------------------------------------------------------------------------------------
                    Air Freight & Logistics -- 1.8%
   123,925          FedEx Corp.                                                                       $   22,430,425
                                                                                                      --------------
                    Total Air Freight & Logistics                                                     $   22,430,425
--------------------------------------------------------------------------------------------------------------------
                    Auto Components -- 1.2%
   184,786          Aptiv Plc                                                                         $   15,357,564
                                                                                                      --------------
                    Total Auto Components                                                             $   15,357,564
--------------------------------------------------------------------------------------------------------------------
                    Beverages -- 1.6%
   173,954          PepsiCo., Inc.                                                                    $   20,116,041
                                                                                                      --------------
                    Total Beverages                                                                   $   20,116,041
--------------------------------------------------------------------------------------------------------------------
                    Biotechnology -- 1.0%
    29,387(a)       Regeneron Pharmaceuticals, Inc.                                                   $   12,658,156
                                                                                                      --------------
                    Total Biotechnology                                                               $   12,658,156
--------------------------------------------------------------------------------------------------------------------
                    Capital Markets -- 5.7%
    42,943          BlackRock, Inc.                                                                   $   19,033,196
   365,705          Charles Schwab Corp.                                                                  16,826,087
   450,692          Intercontinental Exchange, Inc.                                                       34,770,888
                                                                                                      --------------
                    Total Capital Markets                                                             $   70,630,171
--------------------------------------------------------------------------------------------------------------------
                    Chemicals -- 1.2%
    49,482          Ecolab, Inc.                                                                      $    8,358,005
    50,957          International Flavors & Fragrances, Inc.                                               6,497,018
                                                                                                      --------------
                    Total Chemicals                                                                   $   14,855,023
--------------------------------------------------------------------------------------------------------------------
                    Containers & Packaging -- 0.5%
   114,385          Ball Corp.                                                                        $    6,266,010
                                                                                                      --------------
                    Total Containers & Packaging                                                      $    6,266,010
--------------------------------------------------------------------------------------------------------------------
                    Electrical Equipment -- 2.2%
   401,972          Emerson Electric Co.                                                              $   27,394,392
                                                                                                      --------------
                    Total Electrical Equipment                                                        $   27,394,392
--------------------------------------------------------------------------------------------------------------------
                    Electronic Equipment, Instruments & Components -- 1.2%
   154,744          CDW Corp.                                                                         $   14,528,914
                                                                                                      --------------
                    Total Electronic Equipment, Instruments & Components                              $   14,528,914
--------------------------------------------------------------------------------------------------------------------
                    Entertainment -- 1.3%
    90,980(a)       Electronic Arts, Inc.                                                             $    8,714,064
   128,046(a)       Live Nation Entertainment, Inc.                                                        7,242,282
                                                                                                      --------------
                    Total Entertainment                                                               $   15,956,346
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 19

--------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
--------------------------------------------------------------------------------------------------------------------
                    Equity Real Estate Investment Trusts (REITs) -- 1.0%
   174,073          Prologis, Inc.                                                                    $   12,195,554
                                                                                                      --------------
                    Total Equity Real Estate Investment Trusts (REITs)                                $   12,195,554
--------------------------------------------------------------------------------------------------------------------
                    Food & Staples Retailing -- 1.2%
    69,148          Costco Wholesale Corp.                                                            $   15,125,434
                                                                                                      --------------
                    Total Food & Staples Retailing                                                    $   15,125,434
--------------------------------------------------------------------------------------------------------------------
                    Health Care Equipment & Supplies -- 2.7%
    38,251(a)       ABIOMED, Inc.                                                                     $   12,794,959
   262,882(a)       Boston Scientific Corp.                                                               10,546,826
    23,228          Cooper Cos., Inc.                                                                      6,642,976
    65,590(a)       Hologic, Inc.                                                                          3,092,569
                                                                                                      --------------
                    Total Health Care Equipment & Supplies                                            $   33,077,330
--------------------------------------------------------------------------------------------------------------------
                    Health Care Providers & Services -- 3.3%
    33,274          Humana, Inc.                                                                      $    9,484,421
   212,648(a)       Laboratory Corp. of America Holdings                                                  31,522,939
                                                                                                      --------------
                    Total Health Care Providers & Services                                            $   41,007,360
--------------------------------------------------------------------------------------------------------------------
                    Health Care Technology -- 0.5%
   120,319(a)       Cerner Corp.                                                                      $    6,731,848
                                                                                                      --------------
                    Total Health Care Technology                                                      $    6,731,848
--------------------------------------------------------------------------------------------------------------------
                    Insurance -- 7.0%
   483,724          Marsh & McLennan Cos., Inc.                                                       $   44,996,006
   587,480          Progressive Corp.                                                                     42,827,292
                                                                                                      --------------
                    Total Insurance                                                                   $   87,823,298
--------------------------------------------------------------------------------------------------------------------
                    Interactive Media & Services -- 5.5%
    41,187(a)       Alphabet, Inc.                                                                    $   46,399,215
    16,078(a)       Alphabet, Inc., Class C                                                               18,006,074
    21,772(a)       Facebook, Inc.                                                                         3,515,089
                                                                                                      --------------
                    Total Interactive Media & Services                                                $   67,920,378
--------------------------------------------------------------------------------------------------------------------
                    Internet & Direct Marketing Retail -- 6.4%
    37,130(a)       Amazon.com, Inc.                                                                  $   60,886,888
    11,260(a)       Booking Holdings, Inc.                                                                19,108,670
                                                                                                      --------------
                    Total Internet & Direct Marketing Retail                                          $   79,995,558
--------------------------------------------------------------------------------------------------------------------
                    IT Services -- 6.4%
   138,750          Accenture Plc                                                                     $   22,391,475
   180,252(a)       PayPal Holdings, Inc.                                                                 17,677,314
   267,478          Visa, Inc.                                                                            39,618,841
                                                                                                      --------------
                    Total IT Services                                                                 $   79,687,630
--------------------------------------------------------------------------------------------------------------------
                    Life Sciences Tools & Services -- 0.7%
    12,001(a)       Mettler-Toledo International, Inc.                                                $    8,171,601
                                                                                                      --------------
                    Total Life Sciences Tools & Services                                              $    8,171,601
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

--------------------------------------------------------------------------------------------------------------------
Shares                                                                                                Value
--------------------------------------------------------------------------------------------------------------------
                    Machinery -- 2.8%
   138,479          Stanley Black & Decker, Inc.                                                      $   18,338,774
   216,524          Xylem, Inc.                                                                           16,358,388
                                                                                                      --------------
                    Total Machinery                                                                   $   34,697,162
--------------------------------------------------------------------------------------------------------------------
                    Multiline Retail -- 0.7%
    74,998          Dollar General Corp.                                                              $    8,884,263
                                                                                                      --------------
                    Total Multiline Retail                                                            $    8,884,263
--------------------------------------------------------------------------------------------------------------------
                    Pharmaceuticals -- 3.8%
   128,915          Eli Lilly & Co.                                                                   $   16,280,676
   325,710          Zoetis, Inc.                                                                          30,691,653
                                                                                                      --------------
                    Total Pharmaceuticals                                                             $   46,972,329
--------------------------------------------------------------------------------------------------------------------
                    Road & Rail -- 0.8%
    88,649          Kansas City Southern                                                              $    9,630,827
                                                                                                      --------------
                    Total Road & Rail                                                                 $    9,630,827
--------------------------------------------------------------------------------------------------------------------
                    Semiconductors & Semiconductor Equipment -- 3.6%
   381,674(a)       Advanced Micro Devices, Inc.                                                      $    8,980,789
   116,205          Lam Research Corp.                                                                    20,462,539
   377,007(a)       Micron Technology, Inc.                                                               15,412,046
                                                                                                      --------------
                    Total Semiconductors & Semiconductor Equipment                                    $   44,855,374
--------------------------------------------------------------------------------------------------------------------
                    Software -- 17.3%
   164,157(a)       Adobe, Inc.                                                                       $   43,091,213
   107,612          Intuit, Inc.                                                                          26,594,154
   853,877          Microsoft Corp.                                                                       95,659,840
   142,219          Oracle Corp.                                                                           7,413,876
   264,915(a)       salesforce.com, Inc.                                                                  43,353,340
                                                                                                      --------------
                    Total Software                                                                    $  216,112,423
--------------------------------------------------------------------------------------------------------------------
                    Specialty Retail -- 4.6%
   243,179          Home Depot, Inc.                                                                  $   45,022,160
   239,680          TJX Cos., Inc.                                                                        12,293,187
                                                                                                      --------------
                    Total Specialty Retail                                                            $   57,315,347
--------------------------------------------------------------------------------------------------------------------
                    Technology Hardware, Storage & Peripherals -- 6.8%
   491,892          Apple, Inc.                                                                       $   85,171,100
                                                                                                      --------------
                    Total Technology Hardware, Storage & Peripherals                                  $   85,171,100
--------------------------------------------------------------------------------------------------------------------
                    Trading Companies & Distributors -- 1.1%
   101,401(a)       United Rentals, Inc.                                                              $   13,647,561
                                                                                                      --------------
                    Total Trading Companies & Distributors                                            $   13,647,561
--------------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $1,043,628,780)                                                             $1,209,457,084
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 21

--------------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                               Value
--------------------------------------------------------------------------------------------------------------------
                    U.S. GOVERNMENT AND AGENCY OBLIGATION --
                    2.2% of Net Assets
28,200,000(b)       U.S. Treasury Bills, 3/26/19                                                      $   28,153,244
--------------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                    (Cost $28,153,266)                                                                $   28,153,244
--------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 99.3%
                    (Cost $1,071,782,046)                                                             $1,237,610,328
--------------------------------------------------------------------------------------------------------------------
                    OTHER ASSETS AND LIABILITIES -- 0.7%                                              $    8,565,626
--------------------------------------------------------------------------------------------------------------------
                    NET ASSETS -- 100.0%                                                              $1,246,175,954
====================================================================================================================

REIT      Real Estate Investment Trust.

(a)       Non-income producing security.

(b) Security issued with a zero coupon. Income is recognized through accretion of discount.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2019, aggregated $629,033,239 and $672,017,459, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., (the "Adviser"), serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the six months ended February 28, 2019, the Fund did not engage in cross trade activity.

At February 28, 2019, the net unrealized appreciation on investments based on cost for federal tax purposes of $1,071,835,469 was as follows:

   Aggregate gross unrealized appreciation for all investments in which
     there is an excess of value over tax cost                                 $186,354,496
   Aggregate gross unrealized depreciation for all investments in which
     there is an excess of tax cost over value                                  (20,579,637)
                                                                               ------------
   Net unrealized appreciation                                                 $165,774,859
                                                                               ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 - quoted prices in active markets for identical securities.

   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

The following is a summary of the inputs used as of February 28, 2019, in valuing the Fund's investments.

--------------------------------------------------------------------------------------------------------------------
                                                 Level 1              Level 2           Level 3      Total
--------------------------------------------------------------------------------------------------------------------
Common Stocks                                    $1,209,457,084       $        --       $ --         $1,209,457,084
U.S. Government and
 Agency Obligations                                          --        28,153,244         --             28,153,244
--------------------------------------------------------------------------------------------------------------------
Total Investments in Securities                  $1,209,457,084       $28,153,244       $ --         $1,237,610,328
====================================================================================================================

During the six months ended February 28, 2019, there were no transfer between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 23

Statement of Assets and Liabilities | 2/28/19 (unaudited)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $1,071,782,046)                           $1,237,610,328
  Cash                                                                                               7,867,289
  Receivables --
     Fund shares sold                                                                                  178,828
     Dividends                                                                                       1,075,467
  Other assets                                                                                          69,790
--------------------------------------------------------------------------------------------------------------
        Total assets                                                                            $1,246,801,702
==============================================================================================================
LIABILITIES:
  Payables --
     Fund shares repurchased                                                                    $      364,851
     Trustees' fees                                                                                      8,116
     Transfer agent fees                                                                                63,987
     Registration fees                                                                                  54,941
     Printing expenses                                                                                  21,038
  Due to affiliates --
     Management fees                                                                                    65,789
     Other due to affiliates                                                                            27,607
  Accrued expenses                                                                                      19,419
--------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       $      625,748
==============================================================================================================
NET ASSETS:
  Paid-in capital                                                                               $1,076,867,026
  Distributable earnings                                                                           169,308,928
--------------------------------------------------------------------------------------------------------------
        Net assets                                                                              $1,246,175,954
==============================================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
  Class A (based on $1,187,787,858/76,057,461 shares)                                           $        15.62
  Class C (based on $12,938,005/968,425 shares)                                                 $        13.36
  Class Y (based on $45,450,091/2,833,086 shares)                                               $        16.04
MAXIMUM OFFERING PRICE PER SHARE:
  Class A (based on $15.62 net asset value per share/100% - 5.75%
     maximum sales charge)                                                                      $        16.57
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Statement of Operations (unaudited)

For the Six Months Ended 2/28/19

INVESTMENT INCOME:
  Dividends from unaffiliated issuers                                 $ 7,540,600
  Interest from unaffiliated issuers                                      395,076
--------------------------------------------------------------------------------------------------------
       Total investment income                                                             $  7,935,676
--------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 3,842,305
  Administrative expense                                                  309,270
  Transfer agent fees
     Class A                                                              314,182
     Class C                                                                8,336
     Class Y                                                               42,427
  Distribution fees
     Class A                                                            1,424,386
     Class C                                                               66,684
  Shareowner communications expense                                       114,463
  Custodian fees                                                           20,805
  Registration fees                                                        23,879
  Professional fees                                                        31,241
  Printing expense                                                         18,890
  Pricing fees                                                                175
  Trustees' fees                                                           24,596
  Insurance expense                                                         8,062
  Miscellaneous                                                            30,064
--------------------------------------------------------------------------------------------------------
     Total expenses                                                                        $  6,279,765
--------------------------------------------------------------------------------------------------------
       Net investment income                                                               $  1,655,911
--------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $16,803,464
     Class actions                                                        523,145          $ 17,326,609
--------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                                                   $(38,718,472)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                   $(21,391,863)
--------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                     $(19,735,952)
========================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 25

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------------------------
                                                                      Six Months
                                                                      Ended
                                                                      2/28/19                Year Ended
                                                                      (unaudited)            8/31/18
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                          $    1,655,911         $      204,017
Net realized gain (loss) on investments                                   17,326,609            256,309,344
Change in net unrealized appreciation (depreciation)
  on investments                                                         (38,718,472)           (55,250,748)
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
       from operations                                                $  (19,735,952)        $  201,262,613
============================================================================================================
DISTRIBUTIONS TO SHAREOWNERS:*
     Class A ($3.69 and $2.34 per share, respectively)                $ (228,988,197)        $ (135,366,319)
     Class C ($3.69 and $2.31 per share, respectively)                    (2,874,832)            (2,885,984)
     Class Y ($3.72 and $2.38 per share, respectively)                    (9,057,630)            (5,411,425)
------------------------------------------------------------------------------------------------------------
       Total distributions to shareowners                             $ (240,920,659)        $ (143,663,728)
============================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares                                     $   37,801,242         $   61,094,815
Reinvestment of distributions                                            238,439,414            142,153,183
Cost of shares repurchased                                               (76,520,370)          (130,398,793)
------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from Fund
       share transactions                                             $  199,720,286         $   72,849,205
------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets                            $  (60,936,325)        $  130,448,090
NET ASSETS:**
Beginning of period                                                   $1,307,112,279         $1,176,664,189
------------------------------------------------------------------------------------------------------------
End of period                                                         $1,246,175,954         $1,307,112,279
============================================================================================================
* For the year ended August 31, 2018, distributions to shareowners were presented as follows:
  Net investment income:
     Class A ($0.03 per share)                                                               $   (1,901,718)
     Class Y ($0.07 per share)                                                                     (167,430)
  Net realized gain:
     Class A ($2.31 per share)                                                                 (133,464,601)
     Class C ($2.31 per share)                                                                   (2,885,984)
     Class Y ($2.31 per share)                                                                   (5,243,995)
**For the year ended August 31, 2018, undistributed net investment income was presented as follows:
  $197,287.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

----------------------------------------------------------------------------------------------------------------
                                             Six Months       Six Months
                                             Ended            Ended
                                             2/28/19          2/28/19            Year Ended       Year Ended
                                             Shares           Amount             8/31/18          8/31/18
                                             (unaudited)      (unaudited)        Shares           Amount
----------------------------------------------------------------------------------------------------------------
Class A
Shares sold                                   1,906,777       $ 32,506,887        2,515,632       $  47,669,638
Reinvestment of distributions                15,146,529        227,034,530        7,478,649         134,125,255
Less shares repurchased                      (3,476,282)       (57,374,482)      (5,894,499)       (112,133,974)
----------------------------------------------------------------------------------------------------------------
     Net increase                            13,577,024       $202,166,935        4,099,782       $  69,660,919
================================================================================================================
Class C
Shares sold                                      87,874       $  1,250,356          196,531       $   3,334,063
Reinvestment of distributions                   220,067          2,825,664          179,124           2,860,688
Less shares repurchased                        (696,117)       (11,675,338)        (310,447)         (5,266,755)
---------------------------------------------------------------------------------------------------------------
     Net increase (decrease)                   (388,176)      $ (7,599,318)          65,208       $     927,996
================================================================================================================
Class Y
Shares sold                                     257,133       $  4,043,999          518,148       $  10,091,114
Reinvestment of distributions                   556,866          8,579,220          281,453           5,167,240
Less shares repurchased                        (462,038)        (7,470,550)        (669,114)        (12,998,064)
----------------------------------------------------------------------------------------------------------------
     Net increase                               351,961       $  5,152,669          130,487       $   2,260,290
================================================================================================================

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 27

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended              Year             Year          Year        Year      Year
                                                   2/28/19            Ended            Ended         Ended       Ended     Ended
                                                   (unaudited)        8/31/18          8/31/17       8/31/16*    8/31/15*  8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period               $    19.74         $    18.99       $    17.53    $  17.34    $  17.93  $  14.27
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                     $     0.02(a)      $     0.00(a)(b) $     0.05(a) $   0.06(a) $   0.05  $   0.17
  Net realized and unrealized gain (loss) on
   investments                                          (0.45)              3.09             2.80        1.18        0.43      3.52
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $    (0.43)        $     3.09       $     2.85    $   1.24    $   0.48  $   3.69
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                            $    (0.00)(b)     $    (0.03)      $    (0.04)   $  (0.05)   $  (0.16) $  (0.03)
  Net realized gain                                     (3.69)             (2.31)           (1.35)      (1.00)      (0.91)       --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $    (3.69)        $    (2.34)      $    (1.39)   $  (1.05)   $  (1.07) $  (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $    (4.12)        $     0.75       $     1.46    $   0.19    $  (0.59) $   3.66
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $    15.62         $    19.74       $    18.99    $  17.53    $  17.34  $  17.93
====================================================================================================================================
Total return (c)                                        (1.37)%(d)(e)      17.54%           17.64%       7.18%       2.58%    25.89%
Ratio of net expenses to average net assets              1.04%(f)           1.05%            1.10%       1.13%       1.14%     1.18%
Ratio of net investment income (loss) to average
  net assets                                             0.28%(f)           0.02%            0.26%       0.38%       0.33%     1.01%
Portfolio turnover rate                                    53%(d)             98%              76%        118%         49%       47%
Net assets, end of period (in thousands)           $1,187,788         $1,233,268       $1,108,910    $993,736    $973,492  $998,718
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b)   Amount rounds to less than $0.01 or $(0.01) per share.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(d)   Not annualized.

(e) If the Fund had not recognized gains in the settlement of class lawsuits during the six months ended February 28, 2019, the total return would have been (1.43%).

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

------------------------------------------------------------------------------------------------------------------------------------
                                                   Six Months
                                                   Ended           Year           Year           Year           Year        Year
                                                   2/28/19         Ended          Ended          Ended          Ended       Ended
                                                   (unaudited)     8/31/18        8/31/17        8/31/16*       8/31/15*    8/31/14*
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period               $ 17.51         $ 17.19        $ 16.08        $ 16.07        $ 16.72     $ 13.40
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                     $ (0.04)(a)(b)  $ (0.13)(a)(b) $ (0.09)(a)(b) $ (0.08)(a)(b) $ (0.09)(b) $  0.03
  Net realized and unrealized gain (loss) on
   investments                                       (0.42)           2.76           2.55           1.09           0.40        3.29
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations $ (0.46)        $  2.63        $  2.46        $  1.01        $  0.31     $  3.32
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                            $    --         $    --        $    --        $    --        $ (0.05)    $    --
  Net realized gain                                  (3.69)          (2.31)         (1.35)         (1.00)         (0.91)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                $ (3.69)        $ (2.31)       $ (1.35)       $ (1.00)       $ (0.96)    $    --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value         $ (4.15)        $  0.32        $  1.11        $  0.01        $ (0.65)    $  3.32
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $ 13.36         $ 17.51        $ 17.19        $ 16.08        $ 16.07     $ 16.72
====================================================================================================================================
Total return (c)                                     (1.76)%(d)(e)   16.61%         16.68%          6.26%          1.74%      24.78%
Ratio of net expenses to average net assets           1.87%(f)        1.87%          1.94%          1.98%          2.00%       2.04%
Ratio of net investment income (loss) to average
  net assets                                         (0.55)%(f)      (0.79)%        (0.58)%        (0.48)%        (0.51)%      0.15%
Portfolio turnover rate                                 53%(d)          98%            76%           118%            49%         47%
Net assets, end of period (in thousands)           $12,938         $23,754        $22,201        $20,776        $23,020     $20,453
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.

(c) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales were taken into account.

(d)   Not annualized.

(e) If the Fund had not recognized gains in settlement of class lawsuits during the six months ended February 28, 2019, the total return would have been (1.80%).

(f)   Annualized.

The accompanying notes are an integral part of these financial statements.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 29

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year        Year        Year         Year      Year
                                                              2/28/19       Ended       Ended       Ended        Ended     Ended
                                                              (unaudited)   8/31/18     8/31/17     8/31/16*     8/31/15*  8/31/14*
-----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                          $ 20.19       $ 19.38     $ 17.86     $ 17.66      $ 18.24   $ 14.49
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                $  0.03(a)    $  0.04(a)  $  0.09(a)  $  0.11(a)   $  0.10   $  0.33
  Net realized and unrealized gain (loss) on investments        (0.46)         3.15        2.87        1.20         0.45      3.49
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $ (0.43)      $  3.19     $  2.96     $  1.31      $  0.55   $  3.82
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                       $ (0.03)      $ (0.07)    $ (0.09)    $ (0.11)     $ (0.22)  $ (0.07)
  Net realized gain                                             (3.69)        (2.31)      (1.35)      (1.00)       (0.91)       --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           $ (3.72)      $ (2.38)    $ (1.44)    $ (1.11)     $ (1.13)  $ (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $ (4.15)      $  0.81     $  1.52     $  0.20      $ (0.58)  $  3.75
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 16.04       $ 20.19     $ 19.38     $ 17.86      $ 17.66   $ 18.24
===================================================================================================================================
Total return(b)                                                 (1.33)%(c)    17.72%      17.94%       7.46%(d)     2.93%    26.41%
Ratio of net expenses to average net assets                      0.91%(e)      0.87%       0.85%       0.86%        0.82%     0.75%
Ratio of net investment income (loss) to average net assets      0.41%(e)      0.20%       0.50%       0.65%        0.70%     1.52%
Portfolio turnover rate                                            53%(c)        98%         76%        118%          49%       47%
Net assets, end of period (in thousands)                      $45,450       $50,090     $45,553     $42,721      $33,867   $19,818
===================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(c)   Not annualized.

(d) If the Fund had not recognized gains in settlement of class lawsuits during the year ended August 31, 2016, the total return would have been 7.40%.

(e)   Annualized.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Notes to Financial Statements | 2/28/19 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Disciplined Growth Fund (the "Fund") is a diversified series of Pioneer Series Trust XII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term capital growth.

The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Class K and Class R shares had not commenced operations as of February 28, 2019. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc., serves as the Fund's investment adviser (the "Adviser"). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund's distributor (the "Distributor").

In August 2018, the Securities and Exchange Commission ("SEC") released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally Accepted Accounting Principles ("U.S. GAAP") for investment companies. The Fund's financial statements were prepared in compliance with the new amendments to Regulation S-X.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 31

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.    Security Valuation

      The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange ("NYSE") is open, as of the close of regular trading on the NYSE.

      Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

      Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

      Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

32 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

      Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

      Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

      At February 28, 2019, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).

B.    Investment Income and Transactions

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

      Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

      Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 33

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2018, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

      The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

      The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended August 31, 2018 was as follows:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributions paid from:
      Ordinary income                                              $ 33,054,829
      Long-term capital gain                                        110,608,899
      --------------------------------------------------------------------------
          Total                                                    $143,663,728
      ==========================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax-basis at August 31, 2018:

      --------------------------------------------------------------------------
                                                                           2018
      --------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                                $    197,287
      Undistributed long term capital gain                          225,274,921
      Net unrealized appreciation                                   204,493,331
      --------------------------------------------------------------------------
          Total                                                    $429,965,539
      ==========================================================================

      The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

34 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $20,717 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2019.

E.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

F.    Risks

      The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

      At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.

      Interest rates in the U.S. have been historically low and have begun to rise, so the Fund faces a heightened risk that interest rates may continue to rise. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 35

      With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund's Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund's custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund's transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund's service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

      The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

G.    Repurchase Agreements

      Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the

36 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

      As of and for the six months ended February 28, 2019, the Fund had no open repurchase agreements.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate equal to 0.65% of the Fund's average daily net assets up to $1 billion, 0.60% of the next $4 billion of the Fund's average daily net assets and 0.55% of the Fund's average daily net assets over $5 billion. For the six months ended February 28, 2019, the effective annualized management fee (excluding waivers and/or assumption of expenses) was equal to 0.64% (annualized) of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $67,845 in management fees, administrative costs and certain other reimbursements payable to the Adviser at February 28, 2019.

3. Transfer Agent

DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended February 28, 2019, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications:
--------------------------------------------------------------------------------
Class A                                                                $112,342
Class C                                                                   1,788
Class Y                                                                     333
--------------------------------------------------------------------------------
 Total                                                                 $114,463
--------------------------------------------------------------------------------

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 37

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $25,551 in distribution fees payable to the Distributor at February 28, 2019.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge ("CDSC"). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 6 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended February 28, 2019, CDSCs in the amount of $717 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the "Funds"), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Prior to August 1, 2018, the credit facility was in the amount of $195 million. Effective August 1, 2018, the Fund participates in a credit facility in the amount of $250 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate ("LIBOR") plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date, or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended February 28, 2019, the Fund had no borrowings under the credit facility.

38 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Approval of Investment Management Agreement

Amundi Pioneer Asset Management, Inc. ("APAM") serves as the investment adviser to Pioneer Disciplined Growth Fund (the "Fund") pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2018 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2018, July 2018 and September 2018. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment management agreement.

In March 2018, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2018, the Trustees, among other things, reviewed the Fund's management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM's affiliate, Amundi Pioneer Institutional Asset Management, Inc. ("APIAM" and, together with APAM, "Amundi Pioneer"), as compared to that of APAM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM's and APIAM's institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees' request, in September 2018.

At a meeting held on September 18, 2018, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 39 approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM's investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM's services to the Fund, including APAM's compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM's senior management to the Pioneer Fund complex.

The Trustees considered that APAM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund's performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and the performance of the Fund's benchmark index. They also discuss the Fund's performance with APAM on a regular basis. The Trustees' regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the investment management agreement.

40 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund's shareowners. The Trustees noted that they separately review and consider the impact of the Fund's transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM's costs in providing services to the Fund and APAM's and APIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM's and APIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM's management of the Fund.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 41

The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.

Profitability

The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM's profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered APAM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services.

42 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

The Trustees considered that Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi's worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM's relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM's relationships with the Fund, including Amundi's ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi's enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

                Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19 43

Trustees, Officers and Service Providers

Trustees                                   Officers
Thomas J. Perna, Chairman                  Lisa M. Jones, President and
David R. Bock                                Chief Executive Officer
Benjamin M. Friedman                       Mark E. Bradley, Treasurer and
Margaret B.W. Graham                         Chief Financial Officer
Lisa M. Jones                              Christopher J. Kelley, Secretary and
Lorraine H. Monchak                          Chief Legal Officer
Marguerite A. Piret
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

44 Pioneer Disciplined Growth Fund | Semiannual Report | 2/28/19

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at https://www.sec.gov.

[LOGO]   Amundi Pioneer
         ==============
       ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
[C] 2019 Amundi Pioneer Asset Management 19111-13-0419


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. David R. Bock, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A



(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amudi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A


ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust XII


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2019


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2019

* Print the name and title of each signing officer under his or her signature.